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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported)  June 30, 1996



                        Federal Realty Investment Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




     District of Columbia             1-7533                    52-0782497
 ----------------------------       ----------               -------------------
 (State or other jurisdiction       (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)




 4800 Hampden Lane, Suite 500, Bethesda, Maryland                 20814
 ------------------------------------------------               ---------
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number including area code:   301/652-3360
                                                            ------------





Exhibit Index appears on Page 3.
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Item 5.   Other Events


                Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 1996.



Item 7.   Financial Statements and Exhibits

    (c)   Exhibits.



          99    Supplemental portfolio information at June 30, 1996




                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                FEDERAL REALTY INVESMENT TRUST



Date:  August 19, 1996                          /s/Cecily A. Ward
                                                --------------------------------
                                                Cecily A. Ward
                                                Vice President, Controller
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                                 EXHIBIT INDEX



Exh No.          Exhibit
- -------          -------

   99            Supplemental portfolio information at June 30, 1996












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